Exhibit 10.13

AMENDMENT (this "Amendment")

Dated November 30,2009

to:

that certain AGREEMENT FOR THE PROVISION OF A LOAN FACILITY OF UP TO US$ 1,500,000 dated as of May 13, 2008 (the "Loan Agreement") between Kreos Capital III Limited, a company with limited liability incorporated in Jersey under registered number 05981165 whose registered office is at 47 Esplanade, St Helier, Jersey (the "Lender", which expression shall include its successors and assigns), and WhiteSmoke Israel Ltd., a company incorporated in Israel under registered number 513410910 whose registered office is at Kehilat Saloniki 11 Tel-Aviv 69513, Israel ("WhiteSmoke Ltd.") and WhiteSmoke Inc., a Delaware corporation and the parent of WhiteSmoke Ltd, whose registered office is at 501 Silverside Road, Suite 105 Wilmington DE 19809, U.S.A. ("WhiteSmoke Inc." and together with WhiteSmoke Ltd, the "Borrower", which expression shall include their respective successors and assigns).

WHEREAS:

A.           The parties to this Amendment (the "Parties") have entered into the Loan Agreement; and

B.           The parties wish (i) to amend the repayment schedule of the Loan Agreement; (ii) to execute the Distribution Agreement (as defined below) between WhiteSmoke Inc. and Lender; (iii) to amend the lists of equipment and intellectual property constituting the Equipment and Intellectual Property charged and pledged in favor of the Lender as security for the Loan Agreement; and (iv) to effect the other agreements between the Parties as further detailed herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions

Unless otherwise defined herein, capitalized terms used in this Amendment, shall have the meaning ascribed to them under the Loan Agreement.

2.	Repayments

Effective as of November 30, 2009, instead of repayment of the outstanding loan (principal and interest accrued thereon) according to the repayment schedule set forth in the Loan Agreement, and notwithstanding the provisions of Sections 4.2 and 5.1 therein, the Borrower shall repay the outstanding Loan (principal and interest accrued thereon) according to the repayment schedule attached hereto as Exhibit A (the "New Repayment Schedule"). Each payment under the New Repayment Schedule shall be made on the first Business Day of each calendar month.

3.	Distribution Agreement

At the time of the execution of this Amendment, the Borrower and WhiteSmoke Inc. will enter into a Distribution Agreement in the form attached hereto as Exhibit B ("Distribution Agreement").

4.	Prepayment

4.1	Section 4.4 of the Loan Agreement shall be deleted and replaced with the following new Section 4.4:

"4.4        Prepayment

The Borrower shall be entitled to prepay each of the Installments, in whole but not in part, subject to the following conditions:

4.4.1 The Borrower shall submit to the Lender an irrevocable written request to prepay the applicable Installment, at least 30Business Days in advance, indicating the amount to be prepaid (the "Prepayment Sum") and the date of prepayment, provided that such prepayment shall be made on the last day of a calendar month.

4.4.2 The Prepayment Sum shall equal to the aggregate sum of all monthly payments (as set forth in Clause 4 2 above), which would have been paid throughout the remainder of the Loan Term of each relevant Installment (together with any interest accrued thereon based on the Applicable Interest Rate), discounted at the rate of 4% percent per annum to reflect early receipt."

4.2
Notwithstanding anything to the contrary in this Section 4, in the event that a M&A Transaction (as defined in the Distribution Agreement) occurs before June 30, 2010, the Borrower shall pay the Lender only (i) the principal amount outstanding under the Loan at the time of the closing of such M&A Transaction (the "Principal Amount"), plus (ii) a single one time fee in the amount of US $400,000 (as further detailed in the Distribution Agreement) (the "Fee"). For the avoidance of doubt, it is hereby clarified that in the event that an M&A Transaction occurs before June 30, 2010 and the Borrower pays the Lender the Fee and the Principal Amount, then the provisions of section 4.1 above shall not apply.

5.	Acceleration

Section 8.4 of the Loan Agreement shall be deleted and replaced with the following new Section 8.4:

"8.4         Acceleration

On the service of a notice under Clause 8.2.2, all monthly payments (as set forth in Clause 4 2 above), which would have been paid throughout the remainder of the Loan term (together with any interest accrued thereon based on the Applicable Interest Rate) and all other amounts accrued or owing from the Borrower under this Loan Agreement and the Security Documents shall become immediately due and payable."

6.	Update to the List of Equipment and to the List of IP

6.1	List of Equipment

The list of Equipment in Schedule B to the Loan Agreement shall be replaced, for all purposes under the Loan Agreement and the Security Documents, by the new list of Equipment attached hereto as Schedule B ("New List of Equipment").

6.2	List of IP

The list of Registered Intellectual Property in Schedule C to the Loan Agreement shall be replaced, for all purposes under the Loan Agreement and the Security Documents, by the new list of registered intellectual property attached hereto as Schedule C ("New List of Registered Intellectual Property"). All assets listed in the New List of Equipment and in the New List of the Registered Intellectual Property shall be deemed part of the Security for all purposes.

6.3
Any reference to the "Security Documents" in the Loan Agreement and in all Security Documents shall refer to such Security Documents as supplemented on the date hereof by the replacement of the Equipment listed in Schedule B to the Loan Agreement by the New List of Equipment, and by the replacement of the Registered Intellectual Property listed in Schedule C to the Loan Agreement by the New List of Registered Intellectual Property.. Any reference in any Security Document to the Loan Agreement shall be deemed to refer to the Loan Agreement as supplemented hereby.

7.	Survival of Provisions

Except as otherwise expressly amended hereby as set forth above, the provisions of the Loan Agreement (and, for the avoidance of doubt, the Security Documents thereunder) and all other documents executed in connection therewith shall remain in full force and effect, insofar as they do not contradict this Amendment.

8.	General Provisions

8.1	Expenses

The Borrower shall bear the reasonable costs and expenses incurred by the Lender in connection with the negotiation and execution of this Amendment and the registration of Charges up to a maximum amount of US $ 7,000 (five thousand US Dollar).

8.2	Entire Agreements

This Amendment shall be deemed for all intents and purposes as an integral part of the Loan Agreement. The Loan Agreement, as amended by this Amendment, together with the Security Documents and all ancillary documents thereunder, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof. Any reference to the Loan Agreement (however defined) in any of the Security Documents shall be deemed to refer to the Loan Agreement as amended by this Amendment. In the event of any contradiction between the terms of each the Loan Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

8.3	Counterparts

This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

- Signature pages follow -

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT' as of the date set forth above.

BORROWER

Signed

For and on behalf of

WHITESMOKE ISRAEL LTD.

Authorized Signatory

Name:	/s/ Hilla Ovil-Brenner

Title:	CEO

Signed

For and on behalf of

WHITESMOKE INC.

Authorized Signatory

Name:	/s/ Hilla Ovil-Brenner

Title:	CEO

LENDER

Signed

For and on behalf of

KREOS CAPITAL III LIMITED

Authorized Signatory

Name:

Title:

Exhibit A

New Repayment Schedule

01-Aug-09	25,000.00
01-Sep-09	25,000.00
01-Oct-09	25,000.00
01-Nov-09	10,000.00
01-Dec-09	10,000.00
01-Jan-10	10,000.00
01-Feb-10	10,000.00
01-Mar-10	10,000.00
01-Apr-10	10,000.00
01-May-10	10,000.00
01-Jun-10	10,000.00
01-Jul-10	10,000.00
01-Aug-10	50,000.00
01-Sep-10	50,000.00
01-Oct-10	50,000.00
01-Nov-10	50,000.00
01-Dec-10	50,000.00
01-Jan-11	50,000.00
01-Feb-11	65,000.00
01-Mar-11	65,000.00
01-Apr-11	65,000.00
01-May-11	65,000.00
01-Jun-11	65,000.00
01-Jul-11	65,000.00
01-Aug-11	65,000.00
01-Sep-11	65,000.00
01-Oct-11	65,000.00
01-Nov-11	65,000.00
01-Dec-11	65,000.00
01-Jan-12	65,000.00
01-Feb-12	65,000.00
01-Mar-12	65,000.00
01-Apr-12	65,000.00
01-May-12	65,000.00
1,505,000.00

Exhibit B

Distribution Agreement

Schedule B

New List of Equipment

Schedule C

New List of Registered Intellectual Property